COLONIAL COUNSELOR SELECT(SM) INCOME PORTFOLIO
                COLONIAL COUNSELOR SELECT(SM) BALANCED PORTFOLIO
                 COLONIAL COUNSELOR SELECT(SM) GROWTH PORTFOLIO

    Supplement to the January 29, 1999 Prospectus, Revised February 26, 1999
                  Replacing Supplement dated August 16, 1999

The Portfolios' Prospectus is amended as follows:

Crabbe Huson Contrarian Income Fund, advised by Crabbe Huson Group, Inc. (Crabbe Huson) is added to the list of Underlying Liberty Bond Funds. Newport Asia Pacific Fund, advised by Newport Funds Management, Inc. (Newport), is added to the list of Underlying Liberty Stock Funds. The Newport Tiger Fund is deleted from the list of Underlying Liberty Stock Funds.

Crabbe Huson Contrarian Income Fund (Crabbe Huson Fund) seeks the highest level of current income that is consistent with preservation of capital. Crabbe Huson Fund normally invests at least 65% of its total assets in a combination of (i) U.S. government debt securities (such as U.S. Treasury bonds and mortgage-backed securities), (ii) "investment grade" corporate bonds ranked in the four highest grades by Moody's Investors Service, Inc. or Standard & Poor's Corporation, and
(iii) cash and cash equivalents. In managing the Crabbe Huson Fund, Crabbe Huson follows a basic value, contrarian approach in selecting securities for its portfolio. There are no limitations on the average maturity of the Crabbe Huson Fund's holdings. Crabbe Huson may adjust the maturity from time-to-time in response to changes in interest rates.

At times, Crabbe Huson may determine that adverse market conditions make it desirable to temporarily suspend the Crabbe Huson Fund's normal investment activities. During such times, the Crabbe Huson Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Crabbe Huson Fund from achieving its investment goal.

The primary risks of investing in the Crabbe Huson Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Crabbe Huson Fund or prevent the Crabbe Huson Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Crabbe Huson Fund will fall due to changing market, economic or political conditions. Market risk includes interest rate risk.

Interest rate risk is the risk of a change in the price of a bond when interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Crabbe Huson Fund receives from them but will affect the value of the Crabbe Huson Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

Because the Crabbe Huson Fund may invest in debt securities issued by private entities, including corporate bonds and privately issued mortgage-backed and asset backed securities, the Crabbe Huson Fund is subject to issuer risk. Issuer risk is the possibility that changes in the financial condition of the issuer of a security, changes in general economic conditions or changes in economic conditions that affect the issuer may impact its ability to make timely payments of interest or principal. This could result in a decrease in the price of the security.

Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cashflows. Prepayment risk is a particular type of structure risk that is present in the Crabbe Huson Fund because of its investments in mortgage-backed securities. Prepayment risk is the possibility that, as interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the security. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility.

Newport Asia Pacific Fund (Newport Fund) seeks capital appreciation.

The Newport Fund normally invests at least 80% of its total assets in equity securities of companies whose principal activities are in Asia or the Pacific Basin. Such countries may include Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. Many of these countries do not have highly developed economies and securities markets (emerging market countries). Although the amount of the Newport Fund's assets invested in emerging market countries will vary over time, the Newport Fund may invest all of its assets in emerging markets securities. Normally, the Newport Fund expects to invest its assets in a number of countries and issuers. Under normal conditions, a significant portion of the Newport Fund's assets will be invested in issuers whose principal activities are in Japan and Hong Kong (including Chinese issuers whose securities trade principally in Hong Kong markets).

The Newport Fund will not limit its investments to any particular type of company. The Newport Fund may invest in the equity securities of companies, large or small, whose earnings, Newport believes, are in a relatively strong growth trend, or in companies whose securities Newport believes are undervalued. These companies may present greater opportunities for capital appreciation, but also may involve greater risk.

Newport determines where an issuer's principal activities are located by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets.

Regional Concentration and Trends. Because the Newport Fund, under normal circumstances, invests substantially all of its assets in a single region, the Asia and Pacific Basin region, the Newport Fund's investments will be susceptible to regional trends. The prices of the Newport Fund's portfolio securities, and, therefore, the net asset value of Newport Fund shares, may be adversely affected by negative economic or political events in any of the countries in the Asian and Pacific Basin region and in the region as a whole. In addition, recent events in a number of the Tiger countries of Asia (i.e., Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines) have highlighted the financial interdependence of the region and demonstrated that negative financial events in one such country may have far-reaching negative effects throughout the region. The uncertainty surrounding the effects of these events may negatively impact the Newport Fund's return and the value of the Newport Fund's shares.

Investments in One or a Limited Number of Countries. The Newport Fund seeks to reduce risk by investing its assets in a number of markets and issuers. However, the Newport Fund may invest a substantial amount of its net assets in issuers located in a single country. Under normal conditions, the Newport Fund intends to invest a significant portion of its assets in issuers whose principal activities are in Japan and Hong Kong (including Chinese issuers whose securities trade principally in Hong Kong markets). To the extent that the Newport Fund invests a significant portion of its assets in a single or limited number of countries, the Newport Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The Newport Fund's ability to focus its investments in one or a limited number of countries may have the effect of increasing the volatility (fluctuations in share value) of the Newport Fund. The Newport Fund's performance or investments may be particularly sensitive to the economic, political and social conditions in Japan and Hong Kong as a result of significant investment of assets in Japanese and Hong Kong issuers and issuers in other Asian and Pacific Basin countries, many of which are directly affected by Japanese and Hong Kong capital investments in the region and by consumer demands in Japan and Hong Kong. In Japan economic growth has weakened since 1990. With the current unsettled political situation and low consumer confidence, it is possible that the Japanese economy may experience further weakness before its fundamental problems are addressed and a more normal growth rate is achieved.

The following subcaptions under the caption "Information about the Policies, Investments and Risks of the Underlying Liberty Funds" also apply to the Newport
Fund: "Common Stocks Generally," "Small Capitalization Stocks," "Foreign Investments; Emerging Markets," and "Derivatives."

Effective September 30, 1999, Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116-5072, will be the Portfolios' independent auditors, replacing PriceWaterhouse Coopers LLP.


                                                              September 15, 1999